SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2002

CARING PRODUCTS INTERNATIONAL, INC.
(Exact name of registrant as specified in Charter)

Delaware	000-23339	98-0134875
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2533 North Carson Street
Suite 5107
Carson City, Nevada 89706
(Address of Principal Executive Offices)

(866) 386-8380
(Issuer Telephone number)

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant’s financial statements and the related notes that appear elsewhere in this report and Registrant’s quarterly report on Form 10-QSB for the three months ended December 31, 2001, as filed with the Securities and Exchange Commission (the “Commission”).

Item 1. Changes in Control of Registrant.

Pursuant to an Agreement and Plan of Share Exchange, dated as of May 15, 2002, (the “Exchange Agreement”), by and among Caring Products International, Inc., a Delaware corporation (“CPI”), USDR Global Aerospace, Ltd., a

Delaware corporation (“USDRGA”), and the stockholders of USDRGA (collectively, the “Stockholders”), CPI agreed to issue to the Stockholders 4 shares of CPI’s common stock, par value $.01 per share (the “CPI Common Stock”), in exchange for each share of USDRGA’s common stock, par value $.001 per share (the “USDRGA Common Stock”), issued and outstanding on the date of the consummation of such exchange. The ratio of 4 shares of CPI Common Stock for each share of USDRGA Common Stock is referred to herein as the “Exchange Ratio”. The closing of the exchange (the “Closing”) occurred on May 17, 2002 (the “Closing Date”).

Prior to the Closing, approximately 75% of all issued and outstanding shares of CPI were held directly by Raymond Bills (“Bills”). At the Closing, the Stockholders were issued an aggregate of 20,000,000 authorized and unissued shares of CPI Common Stock, which shares, after giving effect to certain other transactions effected at or prior to the Closing, represented approximately 80% of the total then issued and outstanding shares of CPI. Pursuant to the Exchange Agreement, on the Closing Date, CPI’s two directors and officers, Ian Rice (“Rice”) and Bills, resigned as CPI officers and appointed: John Robinson, the Chairman and Chief Executive Officer of USDRGA (“Robinson”), as the Chairman and Chief Executive Officer of CPI; Gerald Wiener, the President and Chief Operating Officer of USDRGA (“Wiener”), as the President of CPI; Gaddy Wells, the Secretary of USDRGA (“Wells”), as the Secretary of CPI; and Julie Seaman, the Treasurer and Chief Financial Officer of USDRGA (“Seaman”), as the Treasurer of CPI. In addition, subject to and effective upon compliance with Rule 14f-1 under the Securities Exchange Act of 1934 (the “Act”), Rice and Bills resigned as the directors of CPI and appointed Robinson, Wiener, Wells and Seaman as the new board of directors of CPI.

The details of the transaction, including all information required by Item 1 of this Current Report on Form 8-K (this “Report”), are set forth in “Item 2. Acquisition or Disposition of Assets” below, the contents of which are incorporated by reference herein.

Item 2.    Acquisition or Disposition of Assets.

Overview of the Transaction

The information below is a summary description of the Exchange Agreement and is qualified in its entirety by reference to the Exchange Agreement, including all annexes, exhibits and schedules attached thereto, and any related documents that the Registrant has filed as exhibits to this Report.

Pursuant to the Exchange Agreement, on the Closing Date CPI issued an aggregate of 20,000,000 shares of CPI unregistered, restricted Common Stock to the Stockholders and, in exchange, the Stockholders conveyed to CPI all of the issued and outstanding shares of capital stock of USDRGA, consisting of an aggregate of 5,000,000 unregistered, restricted shares of common stock of USDRGA. The Exchange Ratio was determined by taking into account the fair market value of USDRGA, which included an evaluation of the assets and liabilities and management expertise of USDRGA. At the Closing, USDRGA became a wholly owned subsidiary of CPI.

The CPI shares were exchanged for shares held by USDRGA stockholders Robinson and Wiener, who exchanged their respective 3,000,000 and 2,000,000 shares of USDRGA common stock for 12,000,000 and 8,000,000 shares of CPI common stock, respectively. As a result Robinson owns approximately 48% of the issued and outstanding shares of CPI Common Stock and Wiener owns approximately 32% of such stock.

USDRGA owns certain intellectual property rights relating to a proprietary cockpit security door for airplane flight decks, known as the Guardian™ Anti-Ballistic Panel Cockpit Security Door (“Guardian™ Door”), and has developed this door to comply with the recently adopted regulations promulgated by the Federal Aviation Administration (“FAA”). These regulations require all commercial aircraft operating within the U.S. to install a reinforced cockpit door by April 9, 2003. USDRGA intends to manufacture and sell the Guardian™ Doors to the aerospace and defense industries. There are currently approximately 6,500 U.S. registered aircraft required to meet these regulations by the 2003 deadline.

The Guardian™ Door is a lightweight anti-ballistic panel designed specifically for aerospace applications. Subject to its receipt of the necessary Supplemental Type Certificate (“STC”) from the FAA, USDRGA anticipates manufacturing and selling the Guardian™ Door to the aerospace and defense industries. STC certification is required for all modifications to aircraft from original designs, and constitutes the FAA’s approval of both the modification and the effect such modification has on the original design, indicating full compliance with federal regulations. USDRGA anticipates becoming the first company to develop a reinforced cockpit door with FAA certification meeting the new requirements, and expects certification in June or July 2002. USDRGA’s patent on the Guardian™ Door is currently pending.

Item 7.    Financial Statement and Exhibits.

Exhibit Number	Description

10.1	Agreement and Plan of Share Exchange By and among CPI and USDRGA, and the Shareholders of USDRGA.

10.2	Financial Statements of USDRGA.(1)

10.3	Pro Forma Financial Information.(1)

99.1	Press release—Caring Products International Inc. Acquires USDR Global Aerospace, Ltd.

(1)	To be filed by amendment within 60 days

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CARING PRODUCTS INTERNATIONAL, INC.

By:	/s/ GERALD WIENER
Gerald H. Wiener President

Dated: May 29, 2002

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